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360 Funds

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360 Funds

Crow Point Alternative Income Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

May 15, 2019

Dear Shareholder:

A Special Meeting of the Shareholders of the Crow Point Alternative Income Fund (the “Fund”), a portfolio series of 360 Funds (the “Trust”), will be held on June 12, 2019 at 10:00 a.m., Eastern Time.

The Trust’s Board of Trustees is seeking your vote for the approval of a new investment sub-advisory agreement for the Fund with a new sub-adviser. The current adviser, Crow Point Partners, LLC (“Crow Point”), has recommended to the Board the appointment of a new investment sub-adviser, Winthrop Capital Management, LLC (“Winthrop”), for the Fund. The Board believes that Crow Point and Winthrop will be able to implement a superior investment program for Fund shareholders. Accordingly, the Board has approved this proposal and is putting it forth for your review and approval.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Fund.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ Randall K. Linscott

Randall K. Linscott,

President

360 Funds

Crow Point Alternative Income Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on June 12, 2019

This Proxy Statement is Available online at the Following Website:
http://wwwproxyonline.com/docs/CrowPoint2019.pdf

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the Crow Point Alternative Income Fund (the “Fund”):

Notice is hereby given that a special meeting of the shareholders (the “Special Meeting”) of the Fund, a portfolio series of 360 Funds (the “Trust”), will be held on June 12, 2019 at the offices of the Trust (4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205), at 10:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new investment sub-advisory agreement between Crow Point Partners, LLC and Winthrop Capital Management, LLC, on behalf of the Fund; and

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR the Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has set the close of business on April 26, 2019 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement and the proxy card, also are available to you at http://www. proxyonline.com/docs/CrowPoint2019.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-877-864-5060.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Sincerely,

/s/ Randall K. Linscott

Randall K. Linscott,

President

PROXY STATEMENT

360 Funds

Crow Point Alternative Income Fund

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) of the Crow Point Alternative Income Fund (the “Fund”) to be held on June 12, 2019 at the offices of the Trust (4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205), at 10:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on April 26, 2019 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately May 20, 2019.

The Trustees recommend that you vote:

1.	For the new investment sub-advisory agreement; and

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Each whole share of each class of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share of each class is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the Proposal.

INTRODUCTION AND BACKGROUND

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has approved, and it is proposing for approval to shareholders, a new sub-adviser (see Proposal 1 below) for the Crow Point Alternative Income Fund (the “Fund”). The current investment adviser to the Fund, Crow Point Partners, LLC (“Crow Point”), has recommended to the Board the engagement of a new investment sub-adviser to the Fund. After discussions with Crow Point and the Fund’s other service providers, the Board concluded that retaining a new sub-adviser selected by Crow Point would be in the Fund’s and shareholders’ best interest. The Board considered and approved a new sub-adviser at a Board meeting held on April 25, 2019. The Board approved, subject to shareholder vote, Winthrop Capital Management, LLC (“Winthrop”), as the new investment sub-adviser to the Fund.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement is being submitted to shareholders for approval as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

Proposed New Sub-Adviser

The Board is recommending that shareholders approve Winthrop Capital Management, LLC (“Winthrop”) as the new sub-adviser for the Fund. Winthrop was organized in August 29, 2007 as an Indiana limited liability company, and its address is 20 E. 91st Street, Suite 200, Indianapolis, Indiana 46240. Winthrop was registered with the U.S. Securities and Exchange Commission as an investment adviser on April 30, 2010. As of April 15, 2019, Winthrop had over $800 million in assets under management. The names, addresses and principal occupation of the principal executive officers of Winthrop as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Gregory J. Hahn 20 E. 91st Street, Suite 200 Indianapolis, Indiana 46240	President and Chief Investment Officer
Kevin P. Chase 20 E. 91st Street, Suite 200 Indianapolis, Indiana 46240	Chief Compliance Officer

Material Terms of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement will become effective the day after its approval by Fund shareholders. Set forth below is a summary of all material terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is included as Appendix A. The summary of all material terms of the New Sub-Advisory Agreement below is qualified in its entirety by reference to the form of New Sub-Advisory Agreement included as Appendix A.

The fee payable to Winthrop by Crow Point under the New Sub-Advisory Agreement is 0.25% for $0 to $50 million in assets under management and 0.20% for over $50 million in assets under management. The sub-advisory fee payable to Winthrop will be paid by Crow Point from the 1.00% advisory fee Crow Point currently receives from the Fund.

Winthrop will, subject to the supervision of the Trust’s Board of Trustees, provide a continuous investment program for the Fund, including investment research and management with respect to all or a portion of the securities, investments, cash and cash equivalents in the Fund, as allocated by Winthrop by Crow Point from time to time. Subject to the foregoing, Winthrop will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund.

The New Sub-Advisory Agreement will have an initial term of two years from its effective date and will continue from year to year so long as the terms of the New Sub-Advisory Agreement are specifically approved by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the New Sub-Advisory Agreement or “interested persons” of the Trust or the investment adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this New Sub-Advisory Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the investment adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder. The New Sub-Advisory Agreement may be terminated by Crow Point or Winthrop at any time on sixty (60) days’ prior written notice to the other, without payment of any penalty. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment. In the event that: (i) Crow Point engages in any conduct that could reasonably be expected to result in a material SEC enforcement action taken against Crow Point, Winthrop may terminate the New Sub-Advisory on sixty (60) days’ written notice to Crow Point; or (ii) any of the Fund’s Trustees, administrator, transfer agent and/or fund accounting agent or any of their respective officers, employees or affiliates who are directly involved with the Fund engage in any conduct that could reasonably be expected to result in a material SEC enforcement action taken against such person or entity and the Board or Crow Point does not take prompt action to terminate the relationship with such person or entity with respect to the Fund, then Winthrop may terminate this Agreement on sixty (60) days’ written notice to Crow Point.

The New Sub-Advisory Agreement states that Winthrop shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or Crow Point in connection with the performance of the New Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of Winthrop in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

If the Fund’s shareholders approve the New Sub-Advisory Agreement, it is expected that the New Sub-Advisory Agreement would become effective on or about June 13, 2019.

Agreement between Crow Point and Winthrop

Crow Point has indicated that Winthrop has extensive experience managing fixed income portfolios and that pursuant to the New Sub-Advisory Agreement, Winthrop will manage a portion of the Fund’s portfolio consistent with its fixed income skill set, as well as applicable market conditions and opportunities, while Crow Point will manage the balance of the Fund’s portfolio. In addition, Crow Point and Winthrop contemplate an on-going relationship between the parties pursuant to a separate agreement wherein, among other things, Winthrop makes certain concessions related to the expense limitation arrangements for the Fund.

Board Considerations of the New Sub-Advisory Agreement

At a meeting held on April 25, 2019, the Board reviewed and discussed the approval of the New Sub-Advisory Agreement between Crow Point and Winthrop with respect to the Fund. At this meeting, legal counsel to the Trust (“Counsel”) noted that the Investment Company Act of 1940, as amended (the “1940 Act”), requires the approval of this type of agreement between the Trust and its service providers by a majority of the Independent Trustees.

The Board reflected on its discussions with the representatives from Winthrop regarding the proposed New Sub-Advisory Agreement and the manner in which the Fund is to be managed. Counsel referred the Board to a memorandum from Counsel addressing the duties of the Trustees regarding the approval of the proposed New Sub-Advisory Agreement, Winthrop’s responses to a letter requesting information, a copy of Winthrop’s financial information, and the proposed New Sub-Advisory Agreement. Counsel reviewed with the Board the memorandum from Counsel and the proposed New Sub-Advisory Agreement. Counsel outlined the various factors the Board should consider in deciding whether to approve the New Sub-Advisory Agreement, including: (i) the nature, extent and quality of the services to be provided by Winthrop; (ii) the investment performance of the Fund and Winthrop; (iii) the costs of the services to be provided and profits to be realized by Winthrop from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) Winthrop’s practices regarding possible conflicts of interest and other benefits derived by Winthrop.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared and/or presented in connection with the approval process with respect to the Fund, including information presented to the Board by representatives from Crow Point and Winthrop. The Board requested and/or was provided with information and reports relevant to the approval of the New Sub-Advisory Agreement, including: (i) reports regarding the services and support to be provided to the Fund and its shareholders; (ii) presentations by management of Winthrop addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing the Fund; (iii) disclosure information contained in the registration statement of the Trust and the Form ADV and/or policies and procedures of Winthrop; and (iv) the memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Sub-Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

The Board did not identify any particular information that was most relevant to its consideration to approve the New Sub-Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the Sub-Advisory Agreement, the Trustees considered numerous factors, including:

1.	The nature, extent and quality of the services to be provided by Winthrop.

In this regard, the Board considered the responsibilities Winthrop would have under the New Sub-Advisory Agreement. The Board reviewed the services to be provided by Winthrop to the Fund, including, without limitation Winthrop’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, and its anticipated efforts to promote the Fund, grow its assets and assist in the distribution of the Fund’s shares. The Board also considered: Winthrop’s staffing, personnel and methods of operating; the education and experience of Winthrop’s personnel; and Winthrop’s compliance program, policies and procedures. After reviewing the foregoing and further information from Winthrop, the Board concluded that the quality, extent and nature of the services to be provided by Winthrop were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund.

The Board noted that Winthrop had not commenced managing the Fund and therefore a consideration of the Fund’s performance was not relevant to this factor. The Board considered the historical efforts of Winthrop personnel to manage similar strategies to the Fund. Based on these considerations, the Board determined that the information presented regarding the performance of Winthrop in managing similar accounts was satisfactory.

3.	The costs of services to be provided and profits to be realized by Winthrop from the relationship with the Fund.

In considering the costs of the services to be provided and profits to be realized by Winthrop from the relationship with the Fund, the Trustees considered: Winthrop’s staffing, personnel and methods of operating; the financial condition of Winthrop and the level of commitment to the Fund by Winthrop and its principals; the current asset levels of the Fund; and the projected overall expenses of the Fund. The Trustees considered financial statements of Winthrop and discussed the financial stability and profitability of the firm. The Trustees noted that Winthrop is currently profitable. The Trustees considered the portion of the management fee that would be received by Winthrop. The Trustees noted that the advisory fees to be paid to Winthrop with respect to its services to be provided to the Fund were generally less than those charged to Winthrop’s separate account clients. The Trustees determined that in light of the services to be provided by Winthrop to the Fund, the management fee was fair and reasonable and could have been negotiated at arms-length in light of all of the surrounding circumstances.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Board considered the Fund’s fee arrangements with respect to Winthrop. The Trustees noted that although the management fee would stay the same as asset levels increased, the sub-advisory fee to be paid to Winthrop by Crow Point would have a breakpoint as assets increased. The Trustees noted that currently, the Fund’s assets were relatively low and that shareholders of the Fund were experiencing the benefit of the expense limitation arrangements in place for the Fund for which Winthrop has agreed to share responsibility with Crow Point. The Trustees expressed the view that benefits associated with the expense limitation arrangements were of significant value to shareholders while assets were at lower levels in that each dollar invested benefits from this commitment to contain costs, whereas breakpoint structures typically require a fund to reach significant asset levels in order to realize lower costs. Following further discussion of the Fund’s expected asset levels, expectations for growth and levels of fees, the Board determined that Crow Point’s fee arrangement with Winthrop was fair and reasonable in relation to the nature and quality of the services to be provided by Winthrop.

5.	Possible conflicts of interest and other benefits.

In considering Winthrop’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the Fund; the fact that Winthrop does not use soft dollars; the basis of decisions to buy or sell securities for the Fund and/or Winthrop’s other accounts; and the substance and administration of Winthrop’s code of ethics. Based on the foregoing, the Board determined that Winthrop’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board members, the Board determined that the compensation payable under the New Sub-Advisory Agreement, as proposed, was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Board resolved to approve the New Sub-Advisory Agreement for an initial two-year term pending shareholder approval.

Portfolio Management

If this Proposal 1 is approved, subject to the supervision of Crow Point, Winthrop will be responsible for the execution of specific investment strategies and day-to-day investment operations for the Fund. Gregory J Hahn and Adam Coons will serve as the portfolio managers to the Fund. Below is background information on the portfolio managers.

●	Gregory J. Hahn. Mr. Hahn is the Chief Investment Officer and Portfolio Manager of Winthrop and has over 35 years of investment management experience. He is responsible for setting investment strategy and managing internal processes for portfolio management and security selection for the firm. Prior to forming Winthrop, Mr. Hahn was the Chief Investment Officer and Senior Portfolio Manager for Oppenheimer Asset Management and its subsidiary, Oppenheimer Investment Management, and was responsible for the oversight of the fixed income investment process. Mr. Hahn also served as the Chief Investment Officer and Senior Portfolio Manager with Conseco Capital Management (40|86 Advisors). In addition to his investment management responsibilities at CCM, Mr. Hahn was President and Trustee of CCM’s registered investment companies, including the Conseco Fund Group, the Conseco Series Trust and the Conseco Strategic Income Fund, and had responsibility for the $1.2 billion real estate and private equity portfolio. Mr. Hahn holds a B.B.A. from the University of Wisconsin and an M.B.A. from Indiana University. He is a Chartered Financial Analyst, a member and former President of the CFA Society of Indianapolis, a former Trustee of the Indiana Public Employee Retirement System, and has served as a member on the ACLI’s Committee on State Regulation of Investments. Mr. Hahn currently serves as an independent director for the Fund Evaluation Group Absolute Access Fund and is a member of the National Federation of Municipal Analysts.

●	Adam Coons. Mr. Coons serves as Trader/Portfolio Manager of Winthrop. His primary responsibilities include trading, securities research and risk analytics for the fixed income portfolios, investment manager research and due diligence. Mr. Coons also assists the Chief Investment Officer in developing strategies for the fixed income and equity portfolios. He is responsible for research in the Technology, Telecomm and Industrial sectors. Mr. Coons received his B.S. in Finance from IUPUI in Indianapolis, Kelley School of Business. He is a CFA candidate and has been with Winthrop since October 2013.

Required Vote.  Approval of the Proposal 1 requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Proposal 1 is not contingent on any other proposals described in the proxy statement being approved by shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE PROPOSED NEW SUB-ADVISORY AGREEMENT

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum.  Fifty percent (50%) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be considered at this Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment.  In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders of the Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (877) 244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Proxy Solicitation Costs.  The estimated costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Fund. The estimated cost of solicitation is not expected to exceed $30,000.

The Trust has engaged AST Fund Solutions, LLC (“AST”) to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Outstanding Shares. The shares outstanding of the Fund as of the record date, April 26, 2019, were: 1,256,707.3850.

Beneficial Ownership. Appendix B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund as of the record date, April 26, 2019.

OTHER SERVICE PROVIDERS TO THE FUND

Administrator and Transfer Agent. M3Sixty Administration, LLC (“M3Sixty”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the Trust’s administrator, fund accounting services agent and transfer agent.

Distributor. Matrix 360 Distributor, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as the distributor for shares of the Funds.

Custodian and Accounting Services. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian of the Fund’s assets.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Independent Trustees.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

NEW SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) dated this _____ day of _______________, 2019 by and between Crow Point Partners, LLC (the “Adviser”), a Delaware limited liability company, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Winthrop Capital Management, LLC (the “Sub-Adviser”), an Indiana limited liability company, a registered investment adviser under the Advisers Act.

WHEREAS, the Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Advisers Act and engages in the business of asset management;

WHEREAS, the Sub-Adviser is also registered with the SEC as an investment adviser under the Advisers Act and engages in the business of asset management;

WHEREAS, 360 Funds, a Delaware statutory trust (the “Trust”) is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been engaged by the Trust to provide investment management services to the separate series of the Trust which are listed on Schedule A to this Agreement (each a “Fund”);

WHEREAS, each Fund is registered under the 1940 Act, and each Fund’s shares are registered under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to render certain investment management services to each Fund, and the Sub-Adviser is willing to render such services; and

WHEREAS, the Trust has consented to the engagement of the Sub-Adviser by the Adviser.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             Appointment. The Adviser hereby appoints the Sub-Adviser to act as investment adviser, with full discretionary power and authority for the period and on the terms set forth in this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser except as expressly authorized in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.             Delivery of Documents. The Sub-Adviser acknowledges that it has received copies of each of the following:

a.                   Each Fund’s Registration Statement on Form N-1A under the 1940 Act and under the Securities Act, relating to shares of beneficial interest of the Fund(s) as filed with the SEC and all amendments thereto;

b.                  Each Fund’s Prospectus (such Prospectus, as presently in effect and all amendments and supplements thereto are herein called the “Prospectus”); and

c.                   Each Fund’s Statement of Additional Information (such Statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the “SAI”).

The Adviser will furnish the Sub-Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.             Management. Subject to the supervision of the Trust’s Board of Trustees, the Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all or a portion of the securities, investments, cash and cash equivalents in each Fund, as allocated to the Sub-Adviser by the Adviser from time to time. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. Subject to the foregoing, the Sub-Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies and restrictions as stated in its Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Sub-Adviser in writing from time to time. The Sub-Adviser further agrees that it:

a.                   Will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

b.                  Will vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines and shall report all votes cast in the in time, manner, and format requested to facilitate the filing of the N-PX;

c.                   Will promptly notify the Adviser of the occurrence of any event that would be reasonably likely to disqualify the Sub-Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

d.                  Will promptly notify the Adviser in the event that: (i) the Sub-Adviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction or (ii) to the best of the Sub-Adviser’s knowledge, any affiliate of the Sub-Adviser becomes the subject of an administrative proceeding or enforcement action by the SEC or other regulatory body with applicable jurisdiction that the Sub-Adviser reasonably expects could have a material adverse effect upon the ability of the Sub-Adviser to perform its duties under this Agreement;

e.                   Will provide, at its own cost, personnel, office space, facilities, and equipment necessary for the conduct of its advisory activities on behalf of each Fund and will assume other costs and expenses incurred by it in connection with its investment advisory services pertaining to each Fund;

f.                   Will, in compliance with the requirements of the 1940 Act, (i) maintain all records required to be maintained and keep them as property of the Trust, (ii) surrender promptly to the Trust any of such records upon the Trust’s request, and (iii) preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act;

g.                  Will provide the Trust and the Trust’s service providers with records concerning the Sub-Adviser’s activities which the Trust is required under applicable law or regulation to maintain; and

h.                  Will render oral and written regular reports to the Trust and the Adviser concerning Sub-Adviser’s discharge of the foregoing responsibilities.

4.             Services Not Exclusive. The advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to furnish similar services to others as long as its services under this Agreement are not impaired thereby.

5.             Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the benefit of each Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by it pursuant to Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Trust.

6.             Compensation; Fund Expenses. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be payable monthly within fifteen (15) business days after the end of any month to the Sub-Adviser and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved. Fees for less than a full month will be pro-rated. The Sub-Adviser shall have no right to obtain compensation directly from a Fund or the Trust for services provided hereunder and agrees to look solely to the Adviser for payment of fees due. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased for each Fund.

7.             Limitation of Liability of the Sub-Adviser. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust (including, without limitation, any Fund thereof) or the Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, directions, instructions, or requests given or made to the Sub-Adviser by the Adviser or the Trust. The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Sub-Adviser’s performance of its obligations under this Agreement or the Adviser’s breach of the terms, representations, and warranties herein; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties or by reason of the reckless disregard of the Sub-Adviser’s duties and obligations under this Agreement, which includes, but is not limited to, liability that arises out of circumstances where the Sub-Adviser engages in any conduct or omissions that could reasonably be expected to result in an enforcement action taken against the Adviser and/or the Sub-Adviser by a regulatory agency or authority.

8.             Duration and Termination.

a.             This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 8.a.ii. hereof and unless terminated automatically as set forth in Section 8.c. hereof or until terminated as follows:

i.           Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 13); or

ii.           This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to the Agreement or “interested persons” (as defined in Section 13) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval, or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of each Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to each Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

b.             In the event of termination of this Agreement for any reason by the Adviser, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund books and records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Sub-Adviser.

c.             Assignment. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act), or if the Adviser’s investment advisory agreement shall terminate with respect to the Fund.

d.             No Prejudice and Transition. Any notice of termination served on the Sub-Adviser by the Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. Upon termination with or without proper notice as defined in this Agreement by the Adviser, the Sub-Adviser will be paid all reasonable expenses Sub-Adviser necessarily incurs in terminating the Agreement. Upon termination of this Agreement, the duties of the Adviser delegated to the Sub-Adviser under this Agreement automatically shall revert to the Adviser.

9.                Notices. Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties at the addresses noted below or such other addresses as may be provided by the parties from time to time:

If to the Adviser:	If to the Sub-Adviser:

Crow Point Partners, LLC	Winthrop Capital Management, LLC
25 Recreation Park Dr., Suite 206	20 E 91st Street
Hingham, MA 02043	Indianapolis, IN 46240
Attn: Peter DeCaprio	Attn: Gregory J. Hahn

With Copies to the Trust:

360 Funds
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205
Attn: Randall Linscott

10.              Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

11.              Miscellaneous. The captions of this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.              The Name “Winthrop Capital Management”. The Sub-Adviser agrees that the name “Winthrop Capital Management” or variations thereof may be used in the name of the Fund under this Agreement and that such name, together with any related logos and any service marks containing the word “Winthrop Capital Management” or variations thereof may be used in connection with the Fund’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free; provided, that in all instances, the Sub-Adviser shall be entitled to review and approve the actual use of its mark by the Fund. At such time as this Agreement shall no longer be in effect, the Fund will cease such use. The Fund acknowledges that it has no rights to the name “Winthrop Capital Management” or variations thereof and such logos or service marks other than those granted in this Section and that the Sub-Adviser reserves to itself the right to grant the nonexclusive right to use the name “Winthrop Capital Management” or variations thereof and such logos or service marks to any other person.

13.              Certain Definitions. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested persons” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

14.              Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.              Entire Agreement. This Agreement consists of the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior writings and understandings relating thereto.

16.              Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

*       *       *       *       *       *       *

Signature Page to Follow

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SIGNATURE PAGE

TO THE SUB-ADVISORY AGREEMENT

BY AND BETWEEN

CROW POINT PARTNERS, LLC

AND

WINTHROP CAPITAL MANAGEMENT, LLC

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

CROW POINT PARTNERS, LLC

By:
Name:	Peter DeCaprio
Title:	Managing Member

WINTHROP CAPITAL MANAGEMENT, LLC

By:
Name:	Gregory J. Hahn
Title:	Managing Member

SCHEDULE A

TO THE SUB-ADVISORY AGREEMENT

BY AND BETWEEN

CROW POINT PARTNERS, LLC

AND

WINTHROP CAPITAL MANAGEMENT, LLC

Pursuant to paragraph 6 of the Sub-Advisory Agreement by and between Crow Point Partners, LLC (the “Adviser”) and Winthrop Capital Management, LLC (the “Sub-Adviser”), the Adviser shall pay the Sub-Adviser the sub-advisory fee with respect to the respective Fund of the 360 Funds at the annualized rate as set forth below:

Fund	Asset Breakpoint	Sub-Advisory Fee	Effective Date
Crow Point Alternative Income Fund	$0-50 million Over $50 million	0.25% 0.20%	Upon the approval of the Fund’s shareholders

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in this Schedule A.

CROW POINT PARTNERS, LLC		WINTHROP CAPITAL MANAGEMENT, LLC

By:		By:
Name:	Peter DeCaprio	Name:	Gregory J. Hahn
Title:	Managing Member	Title:	Managing Member

APPENDIX B

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of April 26, 2019. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date, April 26, 2019.

Investor Class

Name and Address of Principal Holder	Amount/Percentage Owned of Record

Charles Schwab & Co Inc/Special Custody A/C FBO Customers ATTN Mutual Funds 211 Main Street San Francisco, CA 94105 The Bryn Mawr Trust Company FBO/Draper & Co 801 Lancaster Avenue Bryn Mawr, PA 19010	618,171.4270/49.55% 425,429.5660/34.10%

Institutional Class

Name and Address of Principal Holder	Amount/Percentage Owned of Record

Peter J. DeCaprio/Diane G. DeCaprio JTWROS 1245 Adams St, Apt. 609 Dorchester Center, MA 02124	9,036.1450/100.00%

PROXY CARD
360 Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Crow Point Alternative Income Fund

A series of 360 Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2019

The undersigned, revoking all Proxies heretofore given, hereby appoints Ted L. Akins and Brandon J. Byrd as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of the Crow Point Alternative Income Fund (the “Fund”), a series of 360 Funds (the “Trust”), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on June 12, 2019, at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the special meeting in general, please call toll-free 1-877-864-5060. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for a Special Meeting of Shareholders to Be Held on June 12, 2019. The proxy statement for the special meeting is available at: www.proxyonline.com/docs/CrowPoint2019.pdf.

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Crow Point Alternative Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the special meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment sub-advisory agreement between Crow Point Partners, LLC and Winthrop Capital Management, LLC, on behalf of the Fund; and	○	○	○

2.	To transact such other business as may properly come before the special meeting and any postponement or adjournment thereof.	○	○	○

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